Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-QSB of Sutura, Inc. (the “Company”) for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned David Teckman, Chief Executive Officer of Sutura, Inc., and Richard Bjorkman, Chief Financial Officer of Sutura, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: December 6, 2006

/s/ David Teckman

David Teckman,
Chief Executive Officer

/s/ Richard Bjorkman

Richard Bjorkman,
Chief Financial Officer